================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 2, 2005

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                 (State or other jurisdiction of incorporation)

            1-13045                                 23-2588479
    (Commission File Number)             (IRS Employer Identification No.)

                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
              (Registrant's telephone number, including area code)

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 2, 2005, the Company issued a press release setting forth the Company's results of operations and financial condition for its fourth fiscal quarter and full fiscal year ended December 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits
99.1     Press Release of Iron Mountain Incorporated dated March 2, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  IRON MOUNTAIN INCORPORATED
                                  (Registrant)

                                  By:    /s/ Jean A. Bua
                                         ---------------------------------------
                                  Name:  Jean A. Bua
                                  Title: Vice President and Corporate Controller

Date: March 2, 2005